Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
November 30, 2022
ENB-NPRT1-0123
1.9901920.101
Nonconvertible Bonds - 46.7%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
NTT Finance Corp. 4.372% 7/27/27 (b)		100,000	98,613
TELUS Corp. 3.4% 5/13/32		200,000	172,658
Verizon Communications, Inc. 3.875% 2/8/29		300,000	283,570
			554,841
CONSUMER DISCRETIONARY - 5.0%
Auto Components - 1.1%
Valeo SA 1% 8/3/28 (Reg. S)	EUR	200,000	163,608
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	200,000	176,642
			340,250
Automobiles - 3.3%
Ford Motor Co.:
3.25% 2/12/32		500,000	396,977
6.1% 8/19/32		200,000	191,955
General Motors Co.:
5.4% 10/15/29		200,000	192,997
5.6% 10/15/32		200,000	192,223
			974,152
Household Durables - 0.3%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	80,361
Textiles, Apparel & Luxury Goods - 0.3%
AXA Logistics Europe Master SCA 0.375% 11/15/26 (Reg. S)	EUR	100,000	90,201
TOTAL CONSUMER DISCRETIONARY			1,484,964
CONSUMER STAPLES - 3.0%
Beverages - 0.3%
PepsiCo, Inc. 3.9% 7/18/32		100,000	95,940
Food & Staples Retailing - 0.9%
Walmart, Inc. 1.8% 9/22/31		300,000	247,728
Food Products - 1.8%
General Mills, Inc. 2.25% 10/14/31		650,000	529,747
TOTAL CONSUMER STAPLES			873,415
FINANCIALS - 15.2%
Banks - 7.6%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		200,000	162,123
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	225,000	209,069
Bank of America Corp. 6.204% 11/10/28 (c)		140,000	144,804
Bank of Ireland Group PLC:
0.375% 5/10/27 (Reg. S) (c)	EUR	155,000	138,389
6.253% 9/16/26 (b)(c)		200,000	195,964
Bank of Nova Scotia 0.65% 7/31/24		250,000	232,539
BNP Paribas SA 0.5% 5/30/28 (Reg. S) (c)	EUR	100,000	88,706
BPCE SA 0.5% 1/14/28 (Reg. S) (c)	EUR	100,000	89,594
CaixaBank SA 1.25% 6/18/31 (Reg. S) (c)	EUR	100,000	89,424
Canadian Imperial Bank of Commerce 0.95% 10/23/25		325,000	291,735
Fifth Third Bancorp 1.707% 11/1/27 (c)		200,000	176,997
ING Groep NV:
0.875% 6/9/32 (Reg. S) (c)	EUR	100,000	88,956
2.125% 5/23/26 (Reg. S) (c)	EUR	100,000	99,333
NatWest Group PLC 2.057% 11/9/28 (Reg. S) (c)	GBP	100,000	99,967
Santander Holdings U.S.A., Inc. 5.807% 9/9/26 (c)		43,000	42,813
Wells Fargo & Co. 4.54% 8/15/26 (c)		100,000	97,973
			2,248,386
Capital Markets - 1.9%
Deutsche Bank AG 3.25% 5/24/28 (Reg. S) (c)	EUR	100,000	96,443
S&P Global, Inc. 2.7% 3/1/29 (b)		400,000	355,521
State Street Corp. 5.751% 11/4/26 (c)		100,000	102,130
			554,094
Diversified Financial Services - 2.5%
Acciona Energia Financiacion Filiales SA 0.375% 10/7/27 (Reg. S)	EUR	100,000	90,989
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	100,000	75,255
CBRE Global Investors Pan European Core Fund 0.9% 10/12/29 (Reg. S)	EUR	100,000	77,995
Hitachi Finance (UK) PLC 0% 10/29/24 (Reg. S)	EUR	100,000	96,197
Rexford Industrial Realty LP 2.15% 9/1/31		314,000	242,433
VMED O2 UK Financing I PLC 4.75% 7/15/31 (b)		200,000	166,170
			749,039
Insurance - 3.2%
Metropolitan Life Global Funding I 0.95% 7/2/25 (b)		250,000	225,993
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/42 (b)(c)		200,000	196,143
Pacific Life Global Funding II 1.375% 4/14/26 (b)		250,000	221,942
Prudential Financial, Inc. 1.5% 3/10/26		325,000	294,234
			938,312
TOTAL FINANCIALS			4,489,831
HEALTH CARE - 1.0%
Health Care Providers & Services - 0.1%
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	47,121
Pharmaceuticals - 0.9%
Merck & Co., Inc. 1.9% 12/10/28		300,000	261,061
TOTAL HEALTH CARE			308,182
INDUSTRIALS - 0.3%
Transportation Infrastructure - 0.3%
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	92,447
INFORMATION TECHNOLOGY - 4.0%
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc. 1.7% 10/1/28		500,000	428,017
ASML Holding NV 2.25% 5/17/32 (Reg. S)	EUR	100,000	98,352
Micron Technology, Inc. 2.703% 4/15/32		200,000	154,609
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.5% 5/11/31		100,000	79,206
5% 1/15/33		200,000	190,002
			950,186
Software - 0.8%
Autodesk, Inc. 2.4% 12/15/31		300,000	242,755
TOTAL INFORMATION TECHNOLOGY			1,192,941
MATERIALS - 0.3%
Chemicals - 0.3%
Evonik Industries AG 1.375% 9/2/81 (Reg. S) (c)	EUR	100,000	85,187
REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Boston Properties, Inc. 6.75% 12/1/27		22,000	23,007
Hudson Pacific Properties LP 5.95% 2/15/28		151,000	143,360
UDR, Inc. 1.9% 3/15/33		375,000	267,926
WP Carey, Inc. 2.45% 2/1/32		350,000	271,096
			705,389
Real Estate Management & Development - 1.8%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	100,000	78,299
CTP BV 0.5% 6/21/25 (Reg. S)	EUR	200,000	174,767
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	50,000	30,047
NE Property BV 2% 1/20/30 (Reg. S)	EUR	100,000	72,582
P3 Group SARL 0.875% 1/26/26 (Reg. S)	EUR	100,000	85,912
Vonovia SE 5% 11/23/30 (Reg. S)	EUR	100,000	106,097
			547,704
TOTAL REAL ESTATE			1,253,093
UTILITIES - 11.8%
Electric Utilities - 9.0%
Clearway Energy Operating LLC 3.75% 1/15/32 (b)		100,000	79,701
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (c)	EUR	200,000	177,943
ENEL Finance International NV 1.375% 7/12/26 (b)		600,000	519,691
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	200,000	186,679
Northern States Power Co. 2.25% 4/1/31		500,000	418,711
NSTAR Electric Co. 4.95% 9/15/52		400,000	389,286
Public Service Co. of Colorado:
2.7% 1/15/51		300,000	196,051
3.7% 6/15/28		325,000	307,956
Wisconsin Electric Power Co. 4.75% 9/30/32		400,000	396,255
			2,672,273
Independent Power and Renewable Electricity Producers - 1.8%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		200,000	176,305
RWE AG 2.125% 5/24/26 (Reg. S)	EUR	100,000	100,068
The AES Corp. 2.45% 1/15/31		300,000	238,385
			514,758
Multi-Utilities - 1.0%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		325,000	293,556
TOTAL UTILITIES			3,480,587
TOTAL NONCONVERTIBLE BONDS (Cost $15,700,409)			13,815,488

U.S. Government and Government Agency Obligations - 29.9%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.5%
Tennessee Valley Authority 1.5% 9/15/31	200,000	160,352
U.S. Treasury Obligations - 29.4%
U.S. Treasury Bonds:
1.875% 11/15/51	750,000	493,213
2% 11/15/41 (d)	2,970,000	2,163,110
2.25% 2/15/52	170,000	122,765
2.875% 5/15/52	1,360,000	1,130,500
3% 8/15/52	185,000	158,406
U.S. Treasury Notes:
0.25% 6/15/24 (d)	150,000	140,438
2.75% 8/15/32	10,000	9,263
2.875% 5/15/32	350,000	328,070
3% 7/15/25	1,375,000	1,335,254
3.25% 6/30/27	1,820,000	1,772,652
4.125% 10/31/27	666,000	674,481
4.375% 10/31/24	375,000	374,912
TOTAL U.S. TREASURY OBLIGATIONS		8,703,064
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,134,559)		8,863,416

U.S. Government Agency - Mortgage Securities - 11.2%
	Principal Amount (a)	Value ($)
Fannie Mae - 4.1%
2% 6/1/36 to 11/1/41	396,823	345,221
3% 1/1/52	985,725	875,193
TOTAL FANNIE MAE		1,220,414
Freddie Mac - 6.8%
2% 4/1/51 to 1/1/52	562,621	463,835
2.5% 2/1/52 to 3/1/52	1,367,121	1,170,514
3.5% 6/1/52	100,043	91,934
1.5% 12/1/31	310,506	283,753
TOTAL FREDDIE MAC		2,010,036
Uniform Mortgage Backed Securities - 0.3%
5% 12/1/52 (e)	100,000	99,562
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,670,400)		3,330,012

Asset-Backed Securities - 2.1%
	Principal Amount (a)	Value ($)
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS Class A, 2.31% 10/20/48 (b)	348,686	249,539
Sunnova Helios Viii Issuer LLC Series 2022-A Class A, 2.79% 2/22/49 (b)	236,892	203,222
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (b)	190,297	148,424
Tesla Series 2020-A Class A3, 0.68% 12/20/23 (b)	11,762	11,714
TOTAL ASSET-BACKED SECURITIES (Cost $784,421)		612,899

Commercial Mortgage Securities - 1.7%
	Principal Amount (a)	Value ($)
Freddie Mac sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	160,000	127,908
Series 2022-KG07 Class A2, 3.123% 8/25/32	200,000	179,079
Series 2022-KSG4 Class A2, 3.4% 8/25/32 (c)	200,000	183,238
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $541,218)		490,225

Foreign Government and Government Agency Obligations - 1.6%
		Principal Amount (a)	Value ($)
German Federal Republic 0% 8/15/31 (Reg. S) (d)	EUR	411,000	364,251
Uruguay Republic 5.75% 10/28/34		100,000	109,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $473,759)			473,251

Preferred Securities - 3.2%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Telefonica Europe BV 2.502% (Reg. S) (c)(f)	EUR	200,000	176,902
FINANCIALS - 0.7%
Banks - 0.7%
Banco Bilbao Vizcaya Argentaria SA 6% (Reg. S) (c)(f)	EUR	200,000	200,694
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Citycon Oyj 4.496% (Reg. S) (c)(f)	EUR	100,000	63,797
UTILITIES - 1.7%
Electric Utilities - 1.7%
Iberdrola International BV 3.25% (Reg. S) (c)(f)	EUR	200,000	200,329
ORSTED A/S 2.25% (Reg. S) (c)(f)	EUR	100,000	98,211
TenneT Holding BV 2.995% (Reg. S) (c)(f)	EUR	125,000	126,173
Terna - Rete Elettrica Nazionale 2.375% (Reg. S) (c)(f)	EUR	100,000	87,150
			511,863
TOTAL PREFERRED SECURITIES (Cost $1,265,878)			953,256

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (g) (Cost $1,084,205)	1,083,988	1,084,205

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $33,654,849)	29,622,752
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(19,120)
NET ASSETS - 100.0%	29,603,632

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	15	Dec 2022	1,873,548	47,409	47,409
Eurex Euro-Bund Contracts (Germany)	3	Dec 2022	439,799	15,329	15,329
Eurex Euro-Schatz Contracts (Germany)	14	Dec 2022	1,555,614	19,923	19,923

TOTAL BOND INDEX CONTRACTS					82,661

Treasury Contracts
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	5	Mar 2023	598,281	(6,027)	(6,027)

TOTAL FUTURES CONTRACTS					76,634
The notional amount of futures sold as a percentage of Net Assets is 15.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	8,000	USD	8,239	State Street Bank and Trust Co	12/02/22	86
EUR	4,000	USD	4,138	HSBC Bank	12/08/22	27
USD	29,847	AUD	44,000	BNP Paribas S.A.	12/08/22	(26)
USD	4,164,322	EUR	4,015,000	BNP Paribas S.A.	12/08/22	(16,056)
USD	47,185	EUR	46,000	Bank of America, N.A.	12/08/22	(710)
USD	28,049	EUR	27,000	Bank of America, N.A.	12/08/22	(63)
USD	13,532	EUR	13,000	JPMorgan Chase Bank, N.A.	12/08/22	(4)
USD	12,427	EUR	12,000	JPMorgan Chase Bank, N.A.	12/08/22	(67)
USD	4,112	EUR	4,000	JPMorgan Chase Bank, N.A.	12/08/22	(53)
USD	16,485	EUR	16,000	State Street Bank and Trust Co	12/08/22	(174)
USD	10,376	EUR	10,000	State Street Bank and Trust Co	12/08/22	(36)
USD	3,618	GBP	3,000	Brown Brothers Harriman & Co	12/08/22	1
USD	192,632	GBP	162,000	Royal Bank of Canada	12/08/22	(2,668)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(19,743)

Unrealized Appreciation						114
Unrealized Depreciation						(19,857)
Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,011,065 or 10.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $131,464.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	1,783,992	3,584,001	4,283,788	14,891	-	-	1,084,205	0.0%
Total	1,783,992	3,584,001	4,283,788	14,891	-	-	1,084,205

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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